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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                        FORM 8-K/A No. 2

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 19,
1997

                   DYNAMICWEB ENTERPRISES, INC.
     (Exact name of registrant as specified in its charter)

         New Jersey                0-10039            22-2267658

(State or other jurisdiction     (Commission       (IRS Employer
      of incorporation)          File Number)       Ident. No.)

271 Route 46 West, Building F,
Suite 209, Fairfield, New Jersey                          07004
(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code (201) 244-1000

                              N/A
 (Former name or former address, if changed since last report.)

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Item 7.  Financial Statements and Exhibits.

     (a)  Exhibits.

          The following exhibits are filed herewith:

          16.1 Letter of R. Andrew Gately & Co.

          16.2 Letter of Allen G. Roth, P.A.*


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* Previously filed.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

                              DYNAMICWEB ENTERPRISES, INC.

Dated:  May 22, 1997

                              By/s/ Steve Vanechanos, Jr.

                                   Steve Vanechanos, Jr.
                                   President

                          EXHIBIT INDEX

Exhibit Number

     16.1 Letter of R. Andrew Gately & Co.

     16.2 Letter of Allen G. Roth, P.A.*







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*  Previously filed.